March 1, 2012 as amended December 1, 2012

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at www.franklintempleton.com/prospectus. You can also get this information at no cost by calling (800) DIAL BEN/342-5236 or by sending an e-mail request to prospectus@franklintempleton.com. The Fund's prospectus and statement of additional information, both dated March 1, 2012, as may be supplemented, are all incorporated by reference into this Summary Prospectus.

Class A	Class C	Class R	Advisor Class
Pending	Pending	Pending	Pending

Franklin Templeton International Trust	SUMMARY PROSPECTUS
Franklin World Perspectives Fund

Investment Goal

Long-term capital appreciation.

Fees and Expenses of the Fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts in Class A if you and your family invest, or agree to invest in the future, at least $50,000 in Franklin Templeton funds. More information about these and other discounts is available from your financial professional and under “Your Account” on page 30 in the Fund's Prospectus and under “Buying and Selling Shares” on page 49 of the Fund’s Statement of Additional Information.

SHAREHOLDER FEES (fees paid directly from your investment)
	Class A	Class C	Class R	Advisor Class
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as percentage of the lower of original purchase price or sale proceeds)	None	1.00%	None	None

ANNUAL FUND OPERATING EXPENSES	(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class R	Advisor Class
Management fees	0.85%	0.85%	0.85%	0.85%
Distribution and service (12b-1) fees	0.30%	1.00%	0.50%	None
Other expenses	1.36%	1.36%	1.36%	1.36%
Acquired fund fees and expenses[1]	0.05%	0.05%	0.05%	0.05%
Total annual Fund operating expenses	2.56%	3.26%	2.76%	2.26%
Fee waiver and/or expense reimbursement[2]	-0.96%	-0.96%	-0.96%	-0.96%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement[1]	1.60%	2.30%	1.80%	1.30%

1. Total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.

2. The investment manager and administrator have contractually agreed to waive or assume certain expenses so that common expenses (excluding Rule 12b-1 fees) for each class do not exceed 1.25% (other than certain non-rountine expenses), until February 28, 2013. Contractual fee waiver and/or expense reimbursement agreements may not be terminated during the terms set forth above.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects adjustments made to the Fund's operating expenses due to the fee waiver and/or expense reimbursement by the investment manager and/or administrator for the 1 Year numbers only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$ 728	$ 1,240	$ 1,776	$ 3,236
Class C	$ 333	$ 914	$ 1,620	$ 3,493
Class R	$ 183	$ 765	$ 1,374	$ 3,020
Advisor Class	$ 132	$ 614	$ 1,122	$ 2,521
If you do not sell your shares:
Class C	$ 233	$ 914	$ 1,620	$ 3,493

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 71.86% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests primarily in equity securities in developed, emerging and frontier markets across the entire market capitalization spectrum. The Fund is structured as a multi-manager fund, with the investment manager having overall responsibility for the Fund’s investments. The investment manager works and sub-contracts with various local asset management teams within Franklin Templeton Investments (the "Sub-Advisors") to determine regional/country allocation and each of the Sub-Advisors will be responsible for selecting investments for that portion of the Fund’s portfolio allocated to it. The investment manager and the Sub-Advisors develop local portfolios of securities seeking to outperform the relevant market of each region. The allocations to each region are generally based on the current allocations to each respective region in the MSCI All Country World Plus Frontier Markets benchmark index, although the Fund's investments will not necessarily be in the securities that comprise the index. The Fund’s actual exposure to various regions and markets will vary from time to time according to the investment manager’s and the Sub-Advisors' opinions as to the prevailing conditions and prospects for these markets.

The Fund invests in growth-oriented equity securities of companies listed on the stock markets in regions/countries that may include but are not limited to Africa; Australia; North America: United States, Canada; Latin America; Europe; Asia: Japan, Korea, China, India; and the Middle East, with the benefit of local knowledge and growth oriented investment style. The Fund may invest in developed or emerging market countries, including those considered to be “frontier” market countries, i.e. those that are smaller, less developed and less accessible emerging market countries. The equity securities in which the Fund invests are primarily common stocks and preferred stocks.

When choosing equity investments for the Fund, the investment manager and the Sub-Advisors apply a research driven, “bottom up,” fundamental long-term approach, focusing on the market price of a company’s securities relative to the investment manager’s and the Sub-Advisors' evaluation of the company’s long-term earnings, asset value and cash flow potential. The Fund seeks to invest in financially strong companies with favorable growth potential and sustainable competitive advantages. The investment manager and the Sub-Advisors may also consider a company’s price/earnings ratio, profit margins and liquidation value.

Principal Risks

You could lose money by investing in the Fund. Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government.

Market   The market values of securities owned by the Fund will go up or down, sometimes rapidly or unpredictably. A security’s market value may be reduced by market activity or other results of supply and demand unrelated to the issuer. This is a basic risk associated with all securities. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

Individual stock prices tend to go up and down more dramatically than those of other types of investments. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various stocks held by the Fund.

Foreign Securities   Investing in foreign securities typically involves more risks than investing in U.S. securities, and includes risks associated with: political and economic developments - the political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S.; trading practices - government supervision and regulation of foreign securities and currency markets, trading systems and brokers may be less than in the U.S.; availability of information - foreign issuers may not be subject to the same disclosure, accounting and financial reporting standards and practices as U.S. issuers; limited markets - the securities of certain foreign issuers may be less liquid (harder to sell) and more volatile; and currency exchange rate fluctuations and policies. The risks of foreign investments may be greater in developing or emerging market countries.

Developing Market Countries   The Fund’s investments in developing market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets, including: delays in settling portfolio securities transactions; currency and capital controls; greater sensitivity to interest rate changes; pervasiveness of corruption and crime; currency exchange rate volatility; and inflation, deflation or currency devaluation.

Smaller and Midsize Companies   Securities issued by smaller and midsize companies may be more volatile in price than those of larger companies, involve substantial risks and should be considered speculative. Such risks may include greater sensitivity to economic conditions, less certain growth prospects, lack of depth of management and funds for growth and development and limited or less developed product lines and markets. In addition, smaller and midsize companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans.

Growth Style Investing   Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections. Prices of these companies’ securities may be more volatile than other securities, particularly over the short term.

Management   The Fund is subject to management risk because it is an actively managed investment portfolio. The Fund's investment manager applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results.

Performance

The following bar chart and table provide some indication of the risks of an investment in the Fund by comparing the Fund's performance with a broad measure of market performance. The bar chart shows the Fund's performance for the most recent calendar year for Class A shares. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You can obtain updated performance information at franklintempleton.com or by calling (800) DIAL BEN/342-5236.

Sales charges are not reflected in the bar chart, and if those charges were included, returns would be less than those shown.

CLASS A ANNUAL TOTAL RETURNS

Best Quarter:	Q4'11	5.68%
Worst Quarter:	Q3'11	-17.06%

AVERAGE ANNUAL TOTAL RETURNS (figures reflect sales charges)	For the periods ended December 31, 2011
	1 Year	Since Inception 12/16/2010
Franklin World Perspectives Fund - Class A
Return Before Taxes	-14.48%	-12.81%
Return After Taxes on Distributions	-14.54%	—
Return After Taxes on Distributions and Sale of Fund Shares	-9.15%	—
Franklin World Perspectives Fund - Class C	-10.77%	-8.32%
Franklin World Perspectives Fund - Class R	-9.68%	-8.13%
Franklin World Perspectives Fund - Advisor Class	-9.18%	-7.64%
MSCI All Country World Plus Frontier Markets Index (index reflects no deduction for fees, expenses or taxes)	-6.92%	-3.47%

The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A and after-tax returns for other classes will vary.

Investment Manager

Franklin Advisers, Inc. (Advisers)

Sub-Advisors

Franklin Templeton Investimentos (Brazil) Ltda. (FT Brazil), Franklin Templeton Investment Corp. (FTIC), Franklin Templeton Investment Management Limited (FTIML), Franklin Templeton Asset Management (India) Private Limited (FT India) and Franklin Templeton Investment Trust Management Co., Ltd. (FT Korea). The term "investment manager" includes any Sub-Advisor.

Portfolio Managers

STEPHEN H. DOVER, CFA   Senior Vice President of Advisers and portfolio manager of the Fund since inception (2010).

PURAV A. JHAVERI, CFA   Portfolio Manager of Advisers and portfolio manager of the Fund since inception (2010).

SUNG SIK OH   Chief Investment Officer - Equities of FT Korea and portfolio manager of the Fund since inception (2010).

FREDERICO SAMPAIO, CFA   Chief Investment Officer - Equities of FT Brazil and portfolio manager of the Fund since inception (2010).

CONRAD B. HERRMANN, CFA   Senior Vice President of Advisers and portfolio manager of the Fund since inception (2010).

SUKUMAR RAJAH   Chief Investment Officer - Asian Equities of FT India and portfolio manager of the Fund since inception (2010).

GAREY AITKEN, CFA   Chief Investment Officer of FTIC and portfolio manager of the Fund since inception (2010).

UWE ZOELLNER, CFA   Executive Vice President and Portfolio Manager of FTIML and portfolio manager of the Fund since inception (2010).

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund on any business day online through our website at franklintempleton.com, by mail (Franklin Templeton Investor Services, P.O. Box 997151, Sacramento, CA 95899-7151), or by telephone at (800) 632-2301. The minimum initial purchase for most accounts is $1,000 (or $50 under an automatic investment plan).

Taxes

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and
Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

Franklin Templeton Distributors, Inc. One Franklin Parkway San Mateo, CA 94403-1906 franklintempleton.com Franklin World Perspectives Fund

Investment Company Act file #811-06336
© 2012 Franklin Templeton Investments. All rights reserved.
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